EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a) OR 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Black, certify that:

1.        I have reviewed this annual report on Form 10-K of Zendesk, Inc.;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 3, 2016	By:	/s/ Alan Black
Alan Black
Senior Vice President and Chief Financial Officer (Principal Financial Officer)